UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule  14c-6(d) (2))
[  ] Definitive information statement

Company Name: VOICE DIARY, INC.

Payment of filing fee (check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:  Class A Common Stock, $.01 par value.

(2) Aggregate number of securities to which transaction applies:  20,000,000 shares of Class A Common Stock.

(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11:  N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

VOICE DIARY INC.
343 Sui Zhou Zhong Road
Sui Ning, Si Chuan Province, P.R.China

August 22, 2006

Dear Shareholder:

The enclosed information statement is being furnished to the shareholders of record on August 15, 2006, of Voice Diary, Inc. (“VDYI” or “Company”), a corporation organized under the laws of Delaware, in connection with proposals to amend the corporate charter to (i) increase the authorized number of shares of Class A Common Stock, $.01 par value, of Company from 20,000,000 shares to 500,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (“Authorized Capital Proposal”), and (ii) a 11.1:1 reverse Class A Common Stock split, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the “Reverse Split Proposal”).

 WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

The board of directors has fully reviewed and unanimously approved both proposals.

The holders of approximately 55.82% of VDYI's Class A Common Stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least twenty (20) days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/Arie Hinkis
Arie Hinkis
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

VOICE DIARY, INC.

Contents

Introduction		3

Item 1.	Information Required by Items of Schedule 14C	4
A.	No Time, Place or Date for Meeting of Shareholders	4
B.	Dissenters' Rights	4
C.	Voting Securities and Principal Holders Thereof	4
D.	Amendment of Charter - Authorized Capital Proposal
	and Reverse Split Proposal	5
	Reasons and Benefits of the Transaction	5
E.	Federal Tax Consequences	6
Item 2.	Statements that Proxies are not Solicited	6
Item 3.	Interest of Certain Persons	6
Item 4.	Other and General Information	6
Item 5.	Documents Incorporated By Reference	7

INTRODUCTION

This information statement is being furnished to all holders of the common stock of VDYI.

The Board of Directors has recommended and the majority shareholders of VDYI have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Delaware. We are a fully-reporting 1934 Act company, with our Class A Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "VDYI". Information about us can be found in our December 31, 2005 Annual Report filed on Form 10-KSB and our March 31, 2006 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of shareholders and none is required under applicable Delaware statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Class A Common Stock. This Information Statement is first being mailed on or about September 3, 2006 to the holders of Class A Common Stock as of the Record Date of August 15, 2006.

B. DISSENTERS' RIGHTS.

VDYI is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities and Exchange Act of 1934, as amended, and the Delaware General Corporation Law. No dissenters' rights under the Delaware General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors approved proposals to amend the corporate charter to (i) increase the authorized number of shares of Class A Common Stock, $.01 par value, of the Company from 20,000,000 shares to 500,000,000 shares, and (ii) a 11.1:1 reverse Class A Common Stock split on June 12, 2006, and recommended that our Certificate of Incorporation be amended in order to effect this action.

The proposals are not effective before first completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of August 15, 2006 (the "Record Date"), VDYI had 20,000,000 shares of Class A Common Stock issued and outstanding out of 20,000,000 authorized shares of Class A Common Stock. At the Record Date, VDYI had 2,744 shares of Class B Common Stock issued and outstanding out of 8,344 shares authorized.

Only holders of record of the common stock at the close of business on the
Record Date were entitled to participate in the written consent of our stockholders. Each share of Class A Common Stock was entitled to one vote. Holders of Class B, who are entitled to the same voting rights as the holders of Class A Common Stock equal to a total of 7,221,053 shares of Class A Common stock after allowable conversion, were also entitled to vote on the action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Class A Common Stock and Class B Common Stock. The table on the following page sets forth, as of August 15, 2006, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.                 The percentage of shares beneficially owned is based on there having been 20,000,000 shares of Class A Common Stock and 2,744 shares of Class B Common Stock outstanding as of August 15, 2006.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF AUGUST 15, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	744	27.11%
Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	72.89%
Class B Common Stock	All directors and executive officers as a group (two persons)	744	27.11%

Class A Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	1,957,895(3)	7.19%(5)
Class A Common Stock	Nathan Tarter c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	673,203	2.47%(5)
Class A Common Stock	Ofer Yonach c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	1,943,889	7.14%(5)
Class A Common Stock	GFC Venture Partners LP c/o Andrew Thorburn 4 Mountain Laurel Dove Canyon, CA 92679	1,572,000	5.77%(5)
Class A Common Stock	Andrew Thorburn(4) 4 Mountain Laurel Dove Canyon, CA 92679	1,237,000	4.54%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	7,977,023	29.30%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	5,263,158(3)	19.33%(5)
Class A Common Stock	All directors and executive officers as a group (two persons)	2,631,089	9.67%(5)

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of B shares.

(4) Mr. Thorburn is president of GFC, Inc., the general partner of GFC Venture
Partners LP.

(5) The total shares of Class A Common Stock should be approximately 27,221,053 after conversion of B shares.

D. AMENDMENT OF CHARTER

AUTHORIZED CAPITAL PROPOSAL

On June 12, 2006, VDYI's Board of Directors and shareholders holding the majority of issued and outstanding Class A Common Stock and Class B Common Stock approved the proposal to increase the number of authorized shares of Class A Common Stock of the Company from 20,000,000 to 500,000,000. The Authorized Capital Proposal will take effect no sooner than August 5, 2006.

REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL. In the Board's opinion, the current authorized Class A Common Stock is not suitable for capital raising or acquisition purposes. Since the Company is attempting to develop a strategy to expand the operations, the raising of capital and/or strategic acquisitions may be necessary to grow the Company. The increase in authorized capital is intending to address this. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 500,000,000 shares is the appropriate number of shares of authorized Class A Common Stock.

REVERSE SPLIT PROPOSAL

On June 12, 2006, VDYI's Board of Directors and shareholders holding the majority of issued and outstanding Class A Common Stock and Class B Common Stock approved an 11.1 to 1 reverse stock split of its $.01 par value Class A Common Stock. The par value of Class A Common Stock will not change. All the fractional shares will be rounded up to the nearest whole shares. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder's proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities. The reverse split will become effective upon filing with the Secretary of the State of Delaware an amendment to our Certificate of Incorporation or twenty days after this information statement is sent to shareholders, whichever is later.

On August 15, 2006, the company had 20,000,000 shares of Class A Common Stock authorized with 20,000,000 shares issued and outstanding. When the reverse split becomes effective, each holder of eleven and one tenth (11.1) shares of VDYI's $.01 par value Class A Common Stock will own one share of $.01 par value Class A Common Stock. The number of shares of Class A Common Stock issued and outstanding will be reduced from 20,000,000 shares to approximately 1,801,802 shares.

REASONS FOR THE REVERSE SPLIT PROPOSAL

The reverse split will decrease the number of shares of Class A Common Stock and increase the per share market price for the Class A Common Stock. The effect of the reverse stock split upon the market price for its Class A Common Stock cannot be predicted. There can be no assurance that the market price per share of VDYI's Class A Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of its Class A Common Stock outstanding resulting from the reverse stock split. The market price of VDYI's Class A Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding. There are currently no plans to issue the additional shares of Class A Common Stock available as a result of this reverse split.

EFFECT

The principal effects of the reverse split will be as follows:

Based upon 20,000,000 shares of Class A Common Stock outstanding on August 15, 2006, the reverse split would decrease the outstanding shares of Class A Common Stock by 91.0% or to approximately 1,801,802 shares of Class A Common Stock issued and outstanding. Further, any outstanding options, warrants and rights to purchase Class A Common Stock as of the effective date that are subject to adjustment will be decreased accordingly.

VDYI will obtain a new CUSIP number for the Class A Common Stock at the time of the reverse split. Following the effectiveness of the reverse split, every eleven and one tenth shares of Class A Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of the Class A Common Stock.

As a result of the reverse split, some stockholders may own less than 100 shares of Class A Common Stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares.

Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split, eleven and one tenth (11.1) shares of Class A Common Stock will automatically be combined and changed into one share of Class A Common Stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of Class A Common Stock held prior to the reverse split for new certificates representing shares of Class A Common Stock. Shareholders will be furnished with the necessary materials and instructions to affect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so. In the event any certificate representing shares of Class A Common Stock outstanding prior to the reverse split are not presented for exchange upon request by the Company, any dividends that may be declared after the date of the reverse split with respect to the Class A Common Stock represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split Class A Common Stock will be issued to any shareholder. All the fractional shares will be rounded up to the nearest whole share. In lieu of any such fractional share interest, each holder of pre-reverse Class A Common Stock who would otherwise be entitled to receive a fractional share of post-reverse Class A Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse Class A Common Stock held by such holder.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Authorized Capital Proposal.

The combination of eleven and one tenth shares of pre-split Class A Common Stock into one share of post-split Class A Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split Class A Common Stock will be transferred to the post-split Class A Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

F. APPROVAL REQUIRED

Pursuant to Delaware General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Class A Common Stock and Class B Common Stock have consented to this amendment. A copy of the proposed amendment to the Certificate of Incorporation reflecting the reverse split is set forth in Exhibit A.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF AUGUST 15, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)

Class B Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	744	27.11%
Class B Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	2,000	72.89%
Class B Common Stock	All directors and executive officers as a group (two persons)	744	27.11%

Class A Common Stock	Arie Hinkis 200 Robbins Lane Jericho, New York 11753	1,957,895(3)	7.19%(5)
Class A Common Stock	Nathan Tarter c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	673,203	2.47%(5)
Class A Common Stock	Ofer Yonach c/o Nir-Or Israel Ltd 11 Haamal St., Rosh Haayein 48092 Israel	1,943,889	7.14%(5)
Class A Common Stock	GFC Venture Partners LP c/o Andrew Thorburn 4 Mountain Laurel Dove Canyon, CA 92679	1,572,000	5.77%(5)
Class A Common Stock	Andrew Thorburn(4) 4 Mountain Laurel Dove Canyon, CA 92679	1,237,000	4.54%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	7,977,023	29.30%(5)
Class A Common Stock	Deng, Shu Lan 188 Xi Shan Road, Sui Ning, Si Chuan, Peoples’ Republic of China	5,263,158(3)	19.33%(5)
Class A Common Stock	All directors and executive officers as a group (two persons)	2,631,089	9.67%(5)

(1) Unless stated otherwise, the business address for each person named is c/o Voice Diary Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

(3) After conversion of B shares.

(4) Mr. Thorburn is president of GFC, Inc., the general partner of GFC Venture
Partners LP.

(5) The total shares of Class A Common Stock should be approximately 27,221,053 after conversion of B shares.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2006, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2006, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by VDYI can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 is hereby incorporated by reference.

VOICE DIARY, INC.

By /s/Arie Hinkis
Arie Hinkis
President

Dated: August 22, 2006

By the order of the Board of Directors

/s/Arie Hinkis
Arie Hinkis
President

Exhibit 1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
VOICE DIARY INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Voice Diary Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"):

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors said corporation, by its unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Voice Diary Inc. be amended by changing the Fourth Article thereof so that as amended, said Article shall be and read as follows:

(a) The total number of shares of capital stock of all classes that the Corporation shall have the authority to issue is 500,008,344 shares of Common Stock ("Common Stock") which shall be divided into two classes as follows: (i) 500,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock") and (ii) 8,344 shares of Class B Common Stock, par value $.01 per share.

(b) The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Common Stock are as follows:

(i) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

(ii) Dividends. The holders of shares of Class A Common Stock and Class B Common Stock shall participate ratably, as if all shares were of a single class, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefore; provided, however, that (1) for purposes of determining the ratable participation in dividends of the respective classes of Common Stock, each share of Class A Common Stock shall be deemed to be one share of the single class and each share of Class B Common Stock shall be deemed to be such number of shares of the single class as shall equal the number of whole shares (rounded down) of Class A Common Stock into which such share of Class B Common Stock is then convertible and (2) any dividends payable in shares of Common Stock (or payable in rights to subscribe for or purchase shares of Common Stock or securities or indebtedness convertible into or exchangeable for shares of Common Stock) shall be declared and paid only in shares of Class A Common Stock (or rights to subscribe for or to purchase shares of Class A Common Stock or securities or indebtedness convertible into or exchangeable for shares of Class A Common Stock). Dividends payable under this Section 4(b) (ii) shall be paid to the holders of record of the applicable class of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of the declaration and payment of each dividend. Any shares of Common Stock issued as a dividend pursuant to this Section 4(b)(ii) shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges. The Corporation shall not issue fractions of shares of Common Stock on payment of such dividend but shall issue a whole number of shares to such holder of shares of Common Stock rounded up or down in the Corporation's sole discretion to the nearest whole number, without compensation to the stockholder whose fractional share has been rounded down or from any stockholder whose fractional share has been rounded up.

(iii) Voting. (A) The Class A Common Stock shall be voting stock, and, except as set forth in Section 4(b) (iii) (B), the holders of Class A Common Stock shall vote on all matters submitted to a vote of the stockholders, with each share of Class A Common Stock entitled to one vote.

(B) The holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, unilaterally shall be entitled to (1) elect one (1) director of the Corporation (the "Class B Director") and (2) amend Section 4(b)(iv)(A) hereof so as to decrease, but not increase, the number of shares of Class A Common Stock into which each share of Class B Common Stock shall be convertible (the "Section 4(b)(iv)(A) Amendment"). The right to elect the Class B Director and to amend Section 4(b)(iv)(A) hereof may be exercised at any annual meeting of the stockholders of the Corporation, at any special meeting held in place of an annual meeting, or at a special meeting of the holders of Class B Common Stock called to take such action or by the unanimous written consent of the holders of Class B Common Stock.

At any time that special voting power is vested in the holders of Class B Common Stock, the Secretary of the Corporation may, and at the written request of holders of 5 percent or more of the shares of Class B Common Stock must, call a special meeting of the holders of Class B Common Stock for the election of the Class B Director and/or to approve a Section 4(b) (iv) (A) Amendment. The meeting must be held within forty (40) days of the delivery of the request at the time and place provided by law or in the bylaws of the Corporation for meetings of stockholders of the Corporation; provided, however, that no meeting need be called if the request is delivered less than ninety (90) days before the date fixed for the next annual meeting of the stockholders.

If at any meeting held when special voting power is vested in the holders of Class B Common Stock, the holders of at least 50 percent of Class B Common Stock then outstanding are present in person or by proxy, then the holders of Class B Common Stock present by vote of at least 50 percent of those present shall be entitled to elect the Class B Director and the holders of at least 50 percent of the outstanding shares of Class B Common Stock shall be required to approve a Section 4(b)(iv)(A) Amendment. The Class B Director selected by the holders of Class B Common Stock shall replace the existing Class B Director, who shall be deemed to have resigned. The Class B Director so elected by the holders of Class B Common Stock shall serve until the next annual meeting of the stockholders of the Corporation and until his successor is elected by the holders of Class B Common Stock and shall have qualified.

At such time, if any, as there are no shares of Class B Common Stock outstanding, the term of office of the person elected as the Class B Director by the holders of Class B Common Stock shall immediately terminate. If the office of the Class B Director is vacant due to resignation, removal or death during the time that special voting power is vested in the holders of Class B Common Stock, a special meeting of the holders of Class B Common Stock shall be called and the vacancy filled at that meeting.

(C) In addition to the rights provided in Section 4(b)(iii)(B) or by law, the holders of Class B Common Stock shall be entitled to vote on all matters as to which holders of Class A Common Stock shall be entitled to vote (including, but not limited to, the election of directors of the Corporation), in the same manner and with the same effect as such holders of Class A Common Stock, except as set forth in Section 4(b)(iii)(B), voting together with the holders of Class A Common Stock as one class. Each share of Class B Common Stock shall entitle the holder thereof to such number of votes as shall equal the number of whole shares (rounded down) of Class A Common Stock into which such share is then convertible.

(D) The holders of Common Stock are not entitled to cumulate votes in the election of any directors.

(iv) Conversion of Class B Common Stock.

(A) Each share of Class B Common Stock shall be convertible at any time at the option of the holder or holders thereof and for no additional consideration into such number of fully paid and non-assessable shares of Class A Common Stock as shall equal the quotient obtained by dividing (1) the number of shares of Class A Common Stock outstanding at the close of business on the day immediately preceding the date the Conversion Notice (as such term is defined in Section 4(b)(iv)(B)) is received by the Corporation, by (2) 7600.

(B) Conversion Procedure.

At the time of a conversion pursuant to Section 4(b)(iv)(A), the holder or holders of Class B Common Stock shall deliver to the office of the Corporation or any transfer agent for the Common Stock (1) the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer and (2) written notice (the "Conversion Notice") to the Corporation stating that such holder or holders elect(s) to convert such share or shares and stating the number of shares of Class B Common Stock to be converted, and the name and address in which each certificate for shares of the Class A Common Stock issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the time and date when such delivery is made to the Corporation or the transfer agent of the shares to be converted, and the person exercising such conversion shall be deemed to be the holder of record of the number of shares of Class A Common Stock issuable upon such conversion at such time.

(C) Issuance of Conversion Shares.

As promptly as practicable following any holder's conversion of shares of Class B Common Stock, the Corporation shall issue and deliver to the converting holder one or more certificates (as such holder may request) evidencing the shares of Class A Common Stock issuable upon conversion thereof and, if the certificates surrendered by the converting holder evidence more shares of Class B Common Stock than the holder has elected to convert, one or more certificates (as such holder may request) evidencing the shares of Class B Common Stock that have not been converted. Pending the issuance and delivery of the foregoing certificates, the certificate or certificates evidencing the shares of Class B Common Stock that have been surrendered for conversion shall be deemed to evidence the shares of Class A Common Stock issuable upon such conversion.

(D) Treatment of Dividends. Any dividends declared and not paid on shares of Class B Common Stock prior to their conversion as provided above shall be paid, on the payment date, to the holder or holders entitled thereto on the record date for such dividend payment, notwithstanding such conversion; provided, however, that such holder or holders shall not be entitled to receive the corresponding dividends declared but not paid on the shares of Class A Common Stock issuable upon such conversion.

(E) Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversions provided for herein, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversions provided for herein and shall take all such corporate action as may be necessary to assure that such shares of Class A Common Stock shall be validly issued, fully paid and non-assessable upon conversion of all of the outstanding shares of Class B Common Stock. In addition, if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversions provided for herein, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

(F) No Combinations, Subdivisions or Splits and of Class B Common Stock. Without the unanimous approval of the holders of all outstanding shares of Class A Common Stock, the Corporation shall not effect a combination, subdivision or split of the Class B Common Stock.

(G) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably as if all shares were of a single class in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For purposes of determining the ratable participation of the respective classes of Common Stock in such distributions, each share of Class A Common Stock shall be deemed to be one share of the single class and each share of Class B Common Stock shall be deemed to be such number of shares of the single class as shall equal the number of whole shares (rounded down) of the Class A Common Stock into which such shares of Class B Common Stock is then convertible.

For the purposes of this Section 4(b)(iv)(G), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

The Board of Directors shall have the full authority permitted by law to fix by resolution full, limited, multiple or fractional, or no voting rights, and such designations, powers, preferences, privileges, limitations, options, conversion rights, and relative, participating or the special rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock or any series thereof that may be desired and that have been fixed in this Certificate of Incorporation.

At 4:30 p.m. Eastern Time on the Effective Date, as defined below, of filing of this Certificate of Amendment with the Delaware Secretary of State, every eleven and one tenth (11.1) shares of Class A Common Stock of the Corporation shall be combined into and automatically become one (1) outstanding share of Class A Common Stock of the Corporation and the authorized shares of this Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing reverse stock split. All the fractional shares will be rounded up to the nearest whole shares"

SECOND: That thereafter, pursuant to resolution of the Corporation's Board of Directors, the written consent of the stockholders of the Corporation in lieu of a special meeting of stockholders was obtained in accordance with Section 228 of the General Corporation Law of the State of Delaware and the necessary number of shares as required by statute were voted in favor of the amendments pursuant to such written consents.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

FIFTH: That this Certificate of Amendment of Certificate of Incorporation shall become effective on August 5, 2006 or as declared effective by the NASD, whichever is later.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed as of August 15, 2006.

By: /s/ Arie Hinkis
Name: Arie Hinkis
Title: President

By: /s/ Nathan Tarter
Name: Nathan Tarter

By: /s/ Ofer Yonach
Name: Ofer Yonach

By: /s/ Andrew Thorburn
Name: Andrew Thorburn